Exhibit 10.32

LEASE AMENDMENT VI

THIS LEASE AMENDMENT (the "Amendment") is made as of the 24th day of July 2002, by and between SMALLWOOD VILLAGE ASSOCIATES ("Landlord") and American Rental Management Company ("Tenant").

WITNESSETH:

WHEREAS, Landlord and original tenant entered into a lease for certain commercial space in Smallwood Village Shopping Center, St.Charles, Maryland dated December 1, 1987 (the "Lease"; and

WHEREAS, Lease was amended by Lease Amendment dated February 1, 1989; and

WHEREAS, Lease was further amended by Lease Amendment II dated December 1, 1992; and

WHEREAS, Lease was further amended by Lease Amendment III dated September 30, 1994; and

WHEREAS, Lease was further amended by Lease Amendment IV dated September 5, 1995; and

WHEREAS, Lease was assigned to American Rental Management Company by Assignment and Assumption dated September 1, 2000; and

WHEREAS, Lease was further amended by Lease Amendment V dated September 1, 2000; and

WHEREAS, Tenant requests to exercise it's Option to Extend the Lease for it's first period of five (5) years beginning September 1, 2005

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties agree as follow:

  Landlord hereby extends Tenant's Lease Agreement exercising it's first Option to Extend the Lease five (5) additional years beginning September 1, 2005 and terminating August 31, 2010.
  Except as specifically modified by this Amendment, the terms and provisions of the Lease will continue in full force and effect.

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment, or caused this Amendment to be executed by their duly authorized representatives.

ATTEST:	By:	SMALLWOOD VILLAGE ASSOCIATES INTERSTATE BUSINESS CORPORATION General Partner
/s/ Paula S. Biggs		/s/ J. Michael Wilson

	By:	American Rental Management Company
/s/ Nancy M. Shambaugh		/s/ Paul Resnik, Senior Vice President Tenant

State of Maryland

SS:

County of Charles

Before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared this date J. Michael Wilson. Personally well known (or satisfactorily proven) to me to be the President of Interstate Business Corporation a Delaware corporation, who being by me first duly sworn, did acknowledge that he/she, as the duly authorized officer of said Corporation, executed the foregoing and annexed instrument, in the name and on behalf of the Corporation, as its free act and deed for the uses and purposes contained herein.

WITNESS my hand and official seal this 12th day of September, 2002.

/s/ Elizabeth Clayton Notary Public	My commission expires 11/1/02

Interstate Business Corporation
Executive Offices: 222 Smallwood Village Center, St. Charles, Maryland 20602
(301) 645-6833 or Metro-D.C. 843-7333

August 22, 2002

Smallwood Village Associates
222 Smallwood Village Center
St. Charles, Maryland 20602

American Rental Management Company
222 Smallwood Village Center
St. Charles, Maryland 20602

Re: Lease from Smallwood Village Associates
To American Rental Management Company

Ladies and Gentlemen:

In connection with the lease amendment dated July 24, 2002 (the "ARMC Lease") between Smallwood Village Associates ("SVA"), as Landlord, and American Rental Management Company ("ARMC"), as Tenant, the undersigned, Interstate Business Corporation ("IBC"), agrees that should ARMC decide to vacate the premises, IBC will assume all of ARMC's rights and obligations under the Lease Agreement including all Amendments.

We understand that you will rely on the assurance provided in this letter and that you may disclose this letter to lender(s) with mortgage(s) or deed(s) of trust on the Smallwood Village Center property.

Very truly yours,

INTERSTATE BUSINESS CORPORATION

By: /s/ J. Michael Wilson
 James Michael Wilson
President